Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT

Dated as of July 23, 2014

among

ALC WAREHOUSE BORROWER, LLC, as Borrower,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

and

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

SECOND AMENDMENT TO AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of July 23, 2014 (this “Amendment”), is entered into by and among ALC WAREHOUSE BORROWER, LLC, as Borrower, the Lenders from time to time party to the Warehouse Agreement (defined below) and CREDIT SUISSE AG, NEW YORK BRANCH, as Agent.  Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Warehouse Loan Agreement, dated as of June 21, 2013 (as amended, restated, modified and supplemented from time to time, the “Warehouse Agreement”), among ALC Warehouse Borrower, LLC, as Borrower, the Lenders from time to time a party thereto, and Credit Suisse AG, New York Branch, as Agent;

WHEREAS, the parties hereto desire to amend the Warehouse Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

Section 1.        Amendments to the Warehouse Agreement.

(a)        Section 1.01 of the Warehouse Agreement is hereby amended by:

(i)         Deleting clause (iii) in the definition of “Acceptable Letter of Credit” and inserting the following in lieu thereof:

(iii)       among other reasons, allows for such letter of credit to be drawn if not renewed, replaced or extended at least twenty (20) days prior to the expiration thereof unless (x) in the case of a Cash Collateral Letter of Credit, the Cash Collateral Account is funded to an amount at least equal to the Cash Collateral Target Amount as of the most recent Calculation Date to have occurred or (y) in the case of a Deposit Letter of Credit, the Deposit Account and Lessee Account established for the purpose of holding Deposits are, in the aggregate, funded to an amount at least equal to all unapplied Deposits as of the date of determination.

(ii)        Deleting the text “Acceptable Letter of Credit” in each instance that it appears in the definition of “Advance Borrowing Base” and inserting the text “Cash Collateral Letter of Credit” in lieu of each thereof.

(iii)       Inserting the text “(up to an amount not to exceed the Maximum Cash Collateral Amount)” immediately following the text “Cash Collateral” in clause (b) of the definition of “Advance Borrowing Base”.

(iv)       Deleting the definition of “Aggregated Additional Interest” in its entirety.

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(v)        Deleting clause (c) of the definition of “Amortization Event” in its entirety and inserting the following in lieu thereof:

(c)        on the most recent Calculation Date to have occurred, the weighted average (by Aircraft Value) age of all of the Aircraft in the Portfolio is greater than 7.0 years old; and

(vi)       Deleting the definition of “Applicable Margin” in its entirety and inserting the following in lieu thereof:

“Applicable Margin” means two percent (2.00%).

(vii)      Deleting the definition of “Availability Period” in its entirety and inserting the following in lieu thereof:

“Availability Period” means the period commencing on the Closing Date and ending on the Settlement Date occurring in June 2016, as extended in accordance with Section 2.02, and as earlier terminated pursuant to the terms hereof, including Section 2.07 hereof.

(viii)     Deleting the text “Acceptable Letter of Credit” in each instance that it appears in the definition of “Borrowing Base” and inserting the text “Cash Collateral Letter of Credit” in lieu of each thereof.

(ix)       Inserting the text “(up to an amount not to exceed the Maximum Cash Collateral Amount)” immediately following the text “Cash Collateral” in clause (ii) of the definition of “Borrowing Base”.

(x)        Deleting the text “Acceptable Letter of Credit” from the definition of “Cash Collateral” and inserting the text “Cash Collateral Letter of Credit” in lieu thereof.

(xi)       Inserting the following definition of “Cash Collateral Letter of Credit” into such Section 1.01 in alphabetic order:

“Cash Collateral Letter of Credit” means an Acceptable Letter of Credit issued in respect of Cash Collateral as provided in Section 7.04(h).

(xii)      Inserting the following definition of “Deposit Letter of Credit” into such Section 1.01 in alphabetic order:

“Deposit Letter of Credit” means an Acceptable Letter of Credit issued in respect of Deposits as provided in Section 7.04(i).

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(xiii)     Deleting the definition of “Interim Repayment Date” in its entirety.

(xiv)     Deleting from the definition of “Interest Coverage Ratio” the text “Aggregated Additional Interest and” from the last parenthetical in such definition.

(xv)      Deleting the definition of “Maximum Facility Amount” in its entirety and inserting the following in lieu thereof:

“Maximum Facility Amount” means $750,000,000 as such amount may be increased from time to time in accordance with Section 2.01(c) or reduced from time to time in accordance with Section 2.06; provided however, after the Availability Expiration Date, the Maximum Facility Amount shall be the then outstanding principal amount of the Loans.

(xvi)     Deleting the definition of “Permitted Interim Outstanding Principal Amount” in its entirety.

(xvii)    Deleting the definition of “Prefunded Equity Amount” in its entirety and inserting the following in lieu thereof:

“Prefunded Equity Amount” means $100,000,000, as may be increased from time to time as provided in Section 2.01(c) or decreased from time to time as provided in Section 2.06.  For the avoidance of doubt, neither Parent Contributions nor Extra Parent Contributions shall be included as Prefunded Equity Amount.

(xviii)   Deleting from the definition of “Six Month Interest Coverage Ratio” the text “Aggregated Additional Interest and” from the last parenthetical in such definition.

(b)        Section 3.02 of the Warehouse Agreement is hereby amended by deleting clauses (a) and (g)(i) of such Section  3.02 in their entirety and, in each case, inserting “[Intentionally Omitted]” in lieu thereof.

(c)        Section 3.03 of the Warehouse Agreement is hereby amended by:

(i)         Deleting from the parenthetical in level “first” of clause (a) of such Section 3.03 the text “Aggregated Additional Interest and”.

(ii)        Deleting from the parenthetical in levels “first” and “third” of clause (b) of such Section 3.03 the text “Aggregated Additional Interest and”.

(iii)       Deleting level “sixth” of clause (b) of such Section 3.03 in its entirety and inserting the following in lieu thereof:

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sixth, ratably to the Lenders for the payment of accrued but unpaid Aggregated Default Interest on the Loans plus accrued and unpaid interest thereon;

(iv)       Deleting from levels “first” and “fourth” of clause (c) of such Section 3.03 the text “Aggregated Additional Interest and”.

(v)        Deleting level “eighth” of clause (c) of such Section 3.03 in its entirety and inserting the following in lieu thereof:

eighth, ratably to the Lenders for the payment of accrued but unpaid Aggregated Default Interest on the Loans plus accrued and unpaid interest thereon;

(d)       Section 3.04 of the Warehouse Agreement is hereby amended by deleting clause (b) of such Section 3.04 in its entirety and inserting “[Intentionally Omitted]” in lieu thereof.

(e)        Section 3.07 of the Warehouse Loan Agreement is hereby amended by deleting the text “Acceptable Letter of Credit” in each instance that it appears in clause (a) of such Section 3.07 and inserting the text “Cash Collateral Letter of Credit” in lieu of each thereof.

(f)        Section 7.04 of the Warehouse Agreement is hereby amended by:

(i)         Deleting the text “an Individual AS Account” in clause (b) of such Section 7.04 and inserting the text “Lessee Account” in lieu thereof.

(ii)        Deleting the text “Acceptable Letter of Credit” in each instance it appears in clauses (d) and (h) of Section 7.04 and inserting the text “Cash Collateral Letter of Credit” in lieu of each thereof.

(iii)       Deleting the text “an Acceptable Letter of Credit” in each instance is appears in clause (f) of Section 7.04 and inserting the text “a Cash Collateral Letter of Credit or Deposit Letter of Credit” in lieu of each thereof.

(iv)       Deleting the following text in clause (h) in such Section 7.04:

“At any time an Acceptable Letter of Credit is issued as Cash Collateral, the amount of cash and the principal amount of Permitted Investments held in the Cash Collateral Account shall not be less than $15,000,000 in the aggregate.”

(v)        Inserting “provided no Facility Default or Facility Event of Default has occurred and is continuing,” into clause (h) of Section 7.04 immediately following the words “At any time,”.

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(vi)       Deleting the text “an issuer ceases to be an Eligible L/C Issuer” in clause (h) of such Section 7.04 and inserting the text “the issuer of a Cash Collateral Letter of Credit ceases to be an Eligible L/C Issuer” in lieu thereof.

(vii)      Inserting the following clause (i) into such Section 7.04 immediately following clause (h) thereof:

(i)         At any time, provided that no Facility Default or Facility Event of Default has occurred and is continuing, the Borrower may elect to provide the Collateral Agent with a Deposit Letter of Credit as a Deposit otherwise required to be maintained in the Deposit Account.  The amount available for drawing by the Collateral Agent under a Deposit Letter of Credit shall be added to the amount of cash and the principal amount of Permitted Investments held in the Deposit Account and held as a Deposit in any Lessee Account when determining if the Borrower has satisfied its obligation to deposit the Deposits into the Deposit Account or a Lessee Account as required by the Loan Documents, including but not limited to Section 7.04(b) hereof.  Any such Deposit Letter of Credit shall be issued in favor of the Collateral Agent and shall be available for drawing at any time a Deposit shall be required to be applied or returned pursuant to the Loan Documents or any Lease Document.  At the time of issuance of any Deposit Letter of Credit, the Borrower shall provide to the Agent, the Collateral Agent, each Lender and each other Protected Party, prior to the exercise of the Borrower’s right hereunder to provide a Deposit Letter of Credit with respect to Deposits, evidence reasonably acceptable to the Agent as to the due authorization, execution and delivery by and the enforceability of such Deposit Letter of Credit against such issuer (it being understood that an opinion of counsel shall not be required evidence as to the due authorization, execution and delivery by and the enforceability of such Deposit Letter of Credit against such issuer).  If, at any time while Loans or other Obligations under the Loan Documents remain unpaid, the issuer of a Deposit Letter of Credit ceases to be an Eligible L/C Issuer, unless the non-conforming Deposit Letter of Credit is replaced with a Deposit Letter of Credit within sixty (60) days after the Borrower obtains

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knowledge of such event, the Agent may, either (x) draw on the non-conforming Deposit Letter of Credit in an amount equal to the amount available for drawing under such non-conforming Deposit Letter of Credit or (y) direct that the Borrower fund the Deposit Account or the applicable Lessee Account in an amount equal to the amount available for drawing under the non-conforming Deposit Letter of Credit.  In the event that the Collateral Agent draws on a Deposit Letter of Credit, such proceeds shall be immediately deposited into the Collection Account.  Upon the replacement of any non-conforming Deposit Letter of Credit with a conforming Deposit Letter of Credit, such non-conforming Deposit Letter of Credit shall be returned to the Borrower for cancellation.

(g)        Section 9.01 of the Warehouse Agreement is hereby amended by:

(i)         Deleting from the parenthetical in clause (a) of such Section 9.01 the text “a payment set forth in clause (a) of Section 3.02, Aggregated Additional Interest or”.

(ii)        Deleting from the proviso in clause (a) of such Section 9.01 the text “Aggregated Additional Interest or” in each of the three cases that it appears in such clause (a).

(iii)       Deleting from the parenthetical in clause (b) of such Section 9.01 the text “and clause (a) of Section 3.02, Aggregated Additional Interest”.

(iv)       Deleting clause (e) of such Section 9.01 in its entirety and inserting “[Intentionally Omitted]” in lieu thereof.

(v)        Deleting “.” at the end of clause (k) of such Section 9.01 and inserting “; or” in lieu thereof.

(vi)       Inserting a new clause (l) at the end of such Section 9.01 as follows:

(l)         to the extent such amounts are required to be maintained as Cash Collateral or as a Deposit hereunder, failure by the Borrower to either (i) renew or replace a then existing Acceptable Letter of Credit with an Acceptable Letter of Credit meeting the requirements hereof or (ii) deposit funds in an amount equal to the amount available for drawing under a then existing Letter of Credit into the Cash Collateral Account, in the case of a

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Cash Collateral Letter of Credit, or the Deposit Account or the applicable Lessee Account, in the case of a Deposit Letter of Credit, in each case, prior to the expiration of such Acceptable Letter of Credit.

(h)        Section 11.01 of the Warehouse Agreement is hereby amended by:

(i)         Inserting the text “, “Aggregate Aircraft Value”, “Applicable LTV Percentage”, “Collateral Deficiency”, “Supermajority Lenders”, “Purchase Price” “Borrowing Base”, “Advance Borrowing Base”“ into clause (b) of such Section 11.01 immediately following the text ““Majority Lenders”“.

(ii)        Deleting from clause (d) of such Section 11.01 the text “any Interim Repayment Date or”.

(iii)       Deleting from clause (e) of such Section 11.01 the text “, including any payment due on any Interim Repayment Date” and inserting the text “or any mandatory prepayment related to a Collateral Deficiency” in lieu thereof.

(iv)       Inserting the text “Section 2.01(b), Section 3.02(f),” into clause (i) of such Section 11.01 immediately following the text “contained in”.

(v)        Inserting the following text as a new paragraph at the end of such Section 11.01:

“No amendment, modification, termination or waiver of any provision of the Limited Guaranty that releases, in whole or in part, ALC from its obligations thereunder or changes in any manner the definitions of “Aggregate Maximum Guaranteed Amount”, “Beneficiary” or “Liabilities” contained therein shall be effective without the written concurrence of each Lender.”

(i)         Section 11.04 of the Warehouse Agreement is hereby amended by deleting the Agent’s address set forth therein and inserting the following in lieu thereof:

“AGENT’S ADDRESS:                           Credit Suisse AG, New York Branch
Eleven Madison Avenue
4th Floor
New York, New York  10010
Attention:  Shailesh Deshpande
Tel:  (212) 538-1970
E-mail:  shailesh.deshpande@credit-suisse.com

WITH A COPY TO:                                                   Credit Suisse Securities (USA) LLC
Eleven Madison Avenue

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New York, New York  10010
Attention:  Robbin Conner
Tel:  (212) 325-6688
E-mail:  robbin.conner@credit-suisse.com”

(j)         Schedule I to the Warehouse Agreement is hereby amended by deleting it in its entirety and inserting the Schedule I attached hereto in lieu thereof.  In connection with the change in certain Lenders’ Allocations that will be effective as provided in Section 2 hereof, each Lender agrees to make and/or receive funds from other Lenders as shall be necessary to cause the outstanding principal balance of the Loans held by the Lenders to be in the same relative proportion as provided in Schedule I hereto under the column entitled “Pro Rata Share”.

(k)        Schedule II to the Warehouse Agreement is hereby amended by deleting Section 4(b) thereof in its entirety and inserting the following in lieu thereof:

(b)        if (i) the aggregate amount of the Loans then outstanding exceeds 35% of the Maximum Facility Amount and (ii) the weighted average (by Aircraft Value) age of all Aircraft then in the Portfolio is greater than seven (7.0) years old (measured from date of manufacture), then the Aircraft to be funded must be younger than seven (7.0) years old (measured from date of manufacture).

Section 2.        Amendment to Limited Guaranty.  The Lenders hereby direct the Agent to cause the Limited Guaranty to be amended so as to require direction from each Lender in connection with any further amendment, modification, termination or waiver contemplated in Section 1(h)(v) hereof.

Section 3.        Effective Date; Warehouse Agreement in Full Force and Effect as Amended.

(a)        This Amendment shall become effective on the date hereof.

(b)        Except as specifically amended hereby, the Warehouse Agreement shall remain in full force and effect.  All references to the Warehouse Agreement shall be deemed to mean the Warehouse Agreement as modified hereby.  This Amendment shall not constitute a novation of the Warehouse Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Warehouse Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

Section 4.        Miscellaneous.

(a)        In connection with the reduction of the Maximum Facility Amount contemplated by Section 1(a)(xiii) hereof, the Agent hereby waives the requirement under Section 2.06 of the Warehouse Agreement that the Borrower provide five (5) Business Days prior written notice in connection with a reduction of the Maximum Facility Amount.

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(b)        This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)        The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)       Each of the Agent, the Lenders and the Collateral Agent do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Warehouse Agreement, as amended, or any of the other Loan Documents, as amended, or available at law or equity or otherwise.  Without limiting the foregoing, nothing in this Amendment constitutes a waiver of any Facility Event of Default under the Warehouse Agreement, or of any condition to Advances thereunder.

(e)        Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALC WAREHOUSE BORROWER, LLC, as Borrower

By: Air Lease Corporation
Its: Manager

By:
Name:
Title:

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CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Designated Lender

By:
Name:
Title:

By:
Name:
Title:

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:
Name:
Title:

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COMMONWEALTH BANK OF AUSTRALIA, OFFSHORE BANKING UNIT, as a Designated Lender

By:
Name:
Title:

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DEUTSCHE BANK AG, NEW YORK BRANCH, as a Designated Lender

By:
Name:
Title:

By:
Name:
Title:

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EVERBANK COMMERCIAL FINANCE, INC., as a Designated Lender

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A., as a Designated Lender

By:
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Designated Lender

By:
Name:
Title:

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SCHEDULE I

ALLOCATIONS

LENDER	ALLOCATION	PRO-RATA SHARE

Credit Suisse AG, Cayman Islands Branch	$180,000,000	24.0000%
Commonwealth Bank of Australia, Offshore Banking Unit	$250,000,000	33.3333%
Deutsche Bank AG, New York Branch	$50,000,000	6.6667%
EverBank Commercial Finance, Inc.	$15,000,000	2.0000%
Wells Fargo Bank, National Association	$150,000,000	20.0000%
JPMorgan Chase Bank, N.A.	$105,000,000	14.0000%

Lenders’ Payment Instructions

Credit Suisse AG, Cayman Islands Branch
Account #:	890-038-7025
Bank:	Bank of New York
ABA No.	021-000-018
Reference:	Air Lease
Beneficiary:	Alpine Securitization Corp.
Attention:	Fred Mastromarino (212) 325-1735

Commonwealth Bank of Australia, Offshore Banking Unit
Beneficiary:	The Commonwealth Bank of Australia Sydney
Account #:	8033013931
ABA Number:	021-000-018
Bank:	The Bank of New York Mellon, New York
SWIFT:	IRVTUS3N
Reference:	OBU

Deutsche Bank AG, New York Branch
Beneficiary:	Deutsche Bank AG, New York Branch
SWIFT Code:	DEUTUS33
Account #:	602-00-119
Bank:	Deutsche Bank Trust Co Americas, New York
Reference:	Air Lease Corp
Attention:	Non-Agency/Naveen Upadhya
Bank Address:	BKTRUS33
ABA:	021001033

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EverBank Commercial Finance, Inc.
Bank:	EverBank
Account Name:	EverBank Commercial Finance, Inc., Lender Finance – Collection Account
Account #:	0790001284
Reference:	ALC Warehouse
ABA:	063000225

JPMorgan Chase Bank, N.A.
Bank:	JPMorgan Chase Bank, N.A.
Account #:	9008113381H2571
Account Name:	LS2 Incoming Account
Reference:	ALC Warehouse Borrower
Attention: Bank Address:	JPM-Delaware Loan Operations 500 Stanton Christiana Road, Ops 2/3 Newark, DE 19713
ABA:	021000021

Wells Fargo Bank, National Association
Payment to:	Wells Fargo Bank, National Association
City/State:	San Francisco, CA 94163
Account #:	01005620033060
Attention:	REFS Ops
Reference:	ALC Warehouse
ABA#:	121000248

Designation of Conduit Lenders

Credit Suisse AG, Cayman Islands Branch, designates Mountcliff  Funding LLC as a Conduit Lender.

Designated Lenders’ Notice Information

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Attention:  Robbin Conner

Tel:  (212) 325-6688

COMMONWEALTH BANK OF AUSTRALIA, OFFSHORE BANKING UNIT
Level 22, Tower 1, Darling Park

201 Sussex Street

Sydney, NSW Australia 2000

Attention: Michael Brown, Senior Vice President

Tel: +612 9118 4357

Fax: +612 9118 4201

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DEUTSCHE BANK AG, NEW YORK BRANCH

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn:              Sujith Kumar

Tel:                        +1 (904) 520 5449

Fax:                    +1 (866) 240 3622

Email:       Loan.admin-Ny@db.com

With a digital copy to:

Attn:                    Jon Treers

Email:             Jon.treers@db.com

and:

Attn:                    Evelyn Peters

Email:             Evelyn.peters@db.com

EVERBANK COMMERCIAL FINANCE INC.

700 East Gate Drive

Mt. Laurel, NJ 08054

U.S.A.

Tel: (856) 505-8161

Email:  dave.dantonio@everbank.com

JPMORGAN CHASE BANK, N.A.

JPM Delaware Loan Operations

500 Stanton Christiana Road, Ops 2/3

Newark, DE 19713-2107

Attn:  Ashley Berry

Tel: +1-302-634-1980

Fax: +1-201-244-3885

WELLS FARGO BANK, NATIONAL ASSOCIATION

201 South College Street

Charlotte, NC 28244

MAC D1100-060

Attention:  Kaila Johnson

Tel: +1 704-715-4206

Fax: +1 704-715-1823

Email:  kaila.johnson@wachovia.com

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